UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2007

NATIONAL MERCANTILE BANCORP

(Exact Name of Registrant As Specified In Its Charter)

California	0-15982	95-3819685
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1880 Century Park East

Los Angeles, CA 90067

(Address of principal executive offices)

(310) 277-2265

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) First California Financial Group, Inc. (“First California”) filed a Registration Statement on Form S–4 (File No. 333–138161), as amended (the “Registration Statement”), with respect to the proposed mergers of FCB Bancorp and National Mercantile Bancorp (“National Mercantile”) with and into First California. First California did not include in its Summary Compensation Table with respect to National Mercantile in the Registration Statement the bonus amounts payable to the National Mercantile named executive officers for the fiscal year ended December 31, 2006, because the stock option and compensation committee of the National Mercantile board of directors had not yet determined the amounts of these bonus awards.

The stock option and compensation committee determined on February 26, 2007 that the amounts of the bonuses to be paid to the National Mercantile named executive officers are as follows:

National Mercantile Named Executive Officer	Bonus Award for 2006
David R. Brown	$100,000
Robert W. Bartlett	$112,652

Set forth below is a new Summary Compensation Table with respect to National Mercantile which sets forth compensation information for the fiscal year ended December 31, 2006 with respect to the National Mercantile named executive officers, including the above-noted bonus awards:

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)	Bonus ($) (5)	Option Awards ($) (2)	Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
David R. Brown	2006	$190,000	$100,000	$18,651	$4,008	$12,280	$324,939
Executive Vice President and Chief Financial Officer
Robert W. Bartlett Executive Vice President and Chief Operating Officer	2006	$225,304	$112,652	$15,549	$0	$19,304	$372,809

(1)	Positions shown are those currently held with National Mercantile.
(2)	The amounts in this column represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R, of stock options granted in and prior to 2006 under National Mercantile Bancorp’s Amended 1996 Stock Incentive Plan. The National Mercantile named executive officers do not have any options outstanding under the 2005 Stock Incentive Plan and the 1994 Stock Option Plan. These plans are described in “—Holdings of Previously Awarded Equity.” The amount recognized for these awards was calculated based on the lattice option pricing model using the assumptions described in Note 8 of National Mercantile’s unaudited financial statements for the quarter ended on September 30, 2006 included in this document.
(3)	This column represents the above–market earnings on compensation that is deferred on a basis that is not tax-qualified.
(4)	The amounts in this column reflect for each National Mercantile named executive officer (1) matching contributions made by National Mercantile pursuant to its 401(k) Plan, (2) the amount of premium paid by National Mercantile with respect to group life insurance for the benefit of the National Mercantile named executive officers, (3) the value of gift cards and (4) the incremental cost of perquisites including the value of the monthly amounts paid to the National Mercantile named executive officers for the use of personally owned automobiles.
(5)	This column represents annual cash bonuses paid to the National Mercantile named executive officers in 2007 for fiscal year 2006. Mr. Brown and Mr. Bartlett received $85,500 and $92,500 in bonus, respectively, for fiscal 2005 which amounts were paid in 2006 and are not included in this column.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MERCANTILE BANCORP

Date: March 2, 2007	By:	/s/ David R. Brown
David R. Brown
Chief Financial Officer